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                                WARRANT AGREEMENT

WARRANT AGREEMENT, dated as of this 11th day of August, 1997, between AIG Latin America Equity Partners, Ltd., a Bermuda company (the "Fund") and Brazil Fast Food Corp. (the "Company"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Stock Purchase Agreement, dated as of the date hereof, between the Fund and the Company (the "Stock Purchase Agreement").

                  WHEREAS, the Fund and the Company are entering into the Stock Purchase Agreement dated the date hereof; and

                  WHEREAS, pursuant to the Stock Purchase Agreement, the Fund has agreed to purchase and the Company has agreed to sell 1,500,000 shares of common stock, $0.0001 par value per share of the Company (the "Common Stock"); and

                  WHEREAS, pursuant to the Stock Purchase Agreement, the Company has agreed to issue to the Fund five-year warrants to purchase 250,000 shares of Common Stock (the "Warrants") at an exercise price of $4.00 per share, subject to anti-dilution and other adjustments pursuant to the provisions hereof.

                  NOW, THEREFORE, in consideration of the Fund executing and delivering the Stock Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Fund hereby agree as follows:

SECTION 1. Warrants and Issuance of Warrant Certificates The Fund is entitled to subscribe for and purchase from the Company, at any time or from time to time subsequent to August _____, 1997 and prior to 5:00 p.m. on August _____, 2002, New York time (the "Exercise Period") initially an aggregate of 250,000 shares of fully paid, validly issued and nonassessable shares of Common Stock, at a purchase price of $4.00 per share, subject to adjustment as provided herein (the "Exercise Price").

                  (a) Each Warrant shall initially entitle the person in whose name such Warrant is registered on the books of the Company (the "Registered Holder") to purchase at the Exercise Price therefor, one share of Common Stock upon
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                           the exercise thereof, subject to modification and
                           adjustment as hereinafter provided.

                  (b) Upon execution of this Agreement, one Warrant Certificate (substantially in form attached hereto as Exhibit A) representing 250,000 Warrants to purchase initially up to an aggregate of 250,000 shares of Common Stock (subject to modification and adjustment as hereinafter provided) shall be executed by the Company and delivered to the Fund.

                  (c) From time to time, during the Exercise Period, as the case may be, the Company shall countersign and deliver Warrant Certificates in required denominations of one or whole number multiples thereof to the person entitled thereto in connection with any transfer or exchange permitted under this Agreement and the Stockholders' Agreement, dated as of the date hereof, between the Fund, the Company and the persons named in Schedule A thereto (the "Stockholders' Agreement"). Except as provided in
                           Section 7 hereof, no Warrant Certificates shall be issued except (i) Warrant Certificates initially issued pursuant to Section 1(b) hereof, (ii) Warrant Certificates issued upon any transfer or exchange of Warrants, and (iii) Warrant Certificates issued to reflect any adjustment or change in the Exercise Price and the number of shares of Common Stock purchasable upon exercise of the Warrants therefor made pursuant to provisions of this Agreement.

SECTION 2. Form and Execution of Warrant

                  (a) The Warrant Certificates shall be substantially in the form annexed hereto as Exhibit A (the provisions of which are hereby incorporated herein) and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or to conform to usage. The Warrant Certificates shall be dated the date of issuance thereof (whether upon initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen or destroyed Warrant Certificates).

                  (b) Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, President or any Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant

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                           Secretary, by manual signatures or by facsimile
                           signatures printed thereon, and shall have imprinted thereon a manual or a facsimile of the Company's seal.

SECTION 3. Election to Exercise The Warrants may be exercised in whole or in part at any time during the Exercise Period by delivery of the Election to Exercise attached hereto as Exhibit B duly executed (and, if this Warrant is being exercised in whole, by the surrender of the Warrant Certificate representing such Warrant) to the Company at its office at Praia do Flamenco, 200-22 Andar, CEP 22210-030, Rio de Janeiro, Brazil, Attention: President, or such other place as may be designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of shares of Common Stock covered by such exercise.

SECTION 4. Exercise Upon exercise of the Warrants in whole or in part, the Registered Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or certificates representing such shares of Common Stock shall not then have been physically delivered to the Registered Holder. As soon as practicable after each such exercise of the Warrants, but not later than five days from the date of such exercise, the Company shall issue and deliver to the Registered Holder a certificate or certificates for the shares of Common Stock issuable upon such exercise, registered in the name of the Registered Holder. The Company shall not be required to issue stock certificates representing fractions of shares, but shall, in respect of any final fraction of a share, make a payment in cash in an amount equal to the same fraction (calculated to the nearest 1/100th of a share) of the closing sale price per share of the Common Stock on the principal public trading market on which the Common Stock is then traded, or, if the Common Stock is not then traded on any public trading market, in an amount determined in good faith by the Company's Board of Directors.

SECTION 5. Reservation of Shares; Taxes

                  (a) The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of the Warrants, such number of shares of Common Stock as shall then be issuable upon exercise of the Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall, at the time of delivery thereof and upon payment of the Exercise Price with respect thereto, be duly and validly issued and fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and Encumbrances, and that upon issuance such shares shall be listed on each securities exchange, if any, on which the other shares of outstanding Common Stock of the Company are then listed.

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                  (b)      The Company shall pay all documentary, stamp or
                           similar taxes and other governmental charges that may be imposed with respect to the issuance of Warrants, or the issuance or delivery of any shares of Common Stock upon the exercise of the warrants.

SECTION 6. Exchange and Registration of Transfer

                  (a) The Warrants are transferable, subject to the provisions of the Stockholders' Agreement.

                  (b) Warrant Certificates may be exchanged for other Warrant Certificates representing an equal aggregate number of Warrants, or, subject to the limitations set forth in Section 6(h) hereof, may be transferred in whole or in part. Warrant Certificates to be so exchanged shall be surrendered to the Company at its office at Praia do Flamenco, 200-22 Andar, CEP 22210-030, Rio de Janeiro, Brazil, Attention:
                           President, and the Company shall execute, issue and deliver in exchange therefor to the Registered Holder a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants.

                  (c) The Company shall keep, at such office, books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates, and the transfer thereof. Upon due presentment for registration of transfer of any Warrant Certificate at such office, the Company shall execute and shall issue and deliver to the Registered Holder a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants.

                  (d) With respect to any Warrant Certificates presented for registration or transfer, or for exchange or exercise, the subscription or assignment form accompanying the Warrant Certificate(s), as the case may be, attached thereto shall be duly endorsed or be accompanied by a written instrument or instrument of transfer or subscription, in form satisfactory to the Company, duly executed by the Registered Holder thereof or his attorney duly authorized in writing.

                  (e) No service charge shall be made for any exchange of, registration or transfer of Warrant Certificates.

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                  (f)      All Warrant Certificates surrendered for exercise or
                           for exchange shall be promptly canceled by the Company.

                  (g) Prior to due presentment for registration or transfer thereof, the Company may deem and treat the Registered Holder of any Warrant Certificate as the absolute owner of each Warrant represented thereby (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary.

                  (h) The Warrants represented by the Warrant Certificates may not be exercised nor may any interest in the Warrants represented by the Warrant Certificates be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities or Blue Sky laws and the terms and conditions hereof. Each Warrant Certificate shall bear the legend set forth in Section 11 hereof. Each share of Common Stock issued upon exercise of the Warrants shall bear a legend substantially in the form set forth in
                           Section 11 hereof. Any Warrant Certificate issued at any time in exchange or substitution for any Warrant Certificate bearing such legend shall also bear such legend unless, in the opinion of legal counsel for the Company, the Warrants represented thereby need no longer be subject to the restriction contained herein. The provisions of this Section 6(h) shall be binding upon all subsequent Registered Holders of the Warrant Certificates.

SECTION 7. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate and (in the case of loss, theft or destruction) of indemnity satisfactory to it, and (in case of mutilation) upon surrender and cancellation thereof, the Company shall execute and deliver in lieu thereof a new Warrant Certificate to the Registered Holder thereof representing an equal aggregate number of Warrants.

SECTION 8. Adjustment of Purchase Price

(a) Adjustments to Exercise Price for Diluting Issues.

                  (i) Special definitions. For purposes of this Subsection 8(a), the following definitions shall apply:

                  (A) "Option" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding (x) rights or options granted to employees, directors or consultants of the Company pursuant to the currently existing stock option plan (the "Stock Option Plan") and (y) outstanding warrants evidencing the

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right of the holders thereof to purchase an aggregate of 5,379,250 shares of
Common Stock, as more fully described in Schedule 4.3 of the Stock Purchase Agreement (provided that, for purposes of this Subsection 8(a)(i)(A), all shares of Common Stock issuable upon exercise of options granted or available for grant under the Stock Option Plan and the warrants described in this subparagraph (A), shall be deemed to be outstanding).

                  (B) "Original Issue Date" shall mean the date on which the Warrants are first issued.

                  (C) "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                  (D) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Subsection 8(a)(iii) below, deemed to be issued) by the Company after the Original Issue Date, other than shares of Common Stock issued or issuable upon the exercise of options excluded from the definition of "Option" in Subsection 8(a)(i)(A).

                  (E) "Rights to Acquire Common Stock" (or "Rights") shall mean all rights issued by the Company to acquire common stock whether by exercise of a warrant, option or similar call or conversion of any existing instruments, in either case for consideration fixed, in amount or by formula, as of the date of issuance.

         (ii) No Adjustment of Exercise Price. No adjustment in the number of shares of Common Stock into which the warrants are convertible shall be made, by adjustment in the applicable Exercise Price thereof: (a) unless the consideration per share (determined pursuant to Subsection 8(a)(v) below) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the applicable Exercise Price in effect on the date of, and immediately prior to, the issue of such additional shares, or (b) if prior to such issuance, the Company receives written notice from the Registered Holders of at least sixty-six and two-thirds percent (66-2/3%) of the then outstanding Warrants agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

         (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock. If the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or other Rights to Acquire Common Stock, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options, Rights or, in the case of Convertible Securities, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 8(a) (v) hereof) of such Additional Shares of Common Stock would be less than the applicable Exercise Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

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                  (A) No further adjustment in the Exercise Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise of such Rights or conversion or exchange of such Convertible Securities;

                  (B) Upon the expiration or termination of any unexercised Option or Right, the Exercise Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option or Right shall not be deemed issued for the purposes of any subsequent adjustment of the Exercise Price; and

                  (C) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option, Right or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Exercise Price then in effect shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment that was made upon the issuance of such Option, Right or Convertible Security not exercised or converted prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such Option, Right or Convertible Security.

        (iv) Adjustment of Exercise Price upon Issuance of Additional Shares of Common Stock. If the Company shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 8(a)(iii), but excluding shares issued as a dividend or distribution as provided in Subsection 8(c) or upon a stock split or combination as provided in Subsection 8(b)), without consideration or for a consideration per share less than the applicable Exercise Price in effect on the date of and immediately prior to such issue, then and in such event, such Exercise Price shall be reduced, concurrently with such issue to a price (calculated to the nearest cent) determined by multiplying such Exercise Price by a fraction, (a) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Exercise Price; and (b) the denominator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of such Additional Shares of Common Stock so issued.

                  Notwithstanding the foregoing, the applicable Exercise Price shall not be reduced if the amount of such reduction would be an amount less than $.01, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.01 or more.

        (v) Determination of Consideration. For purposes of this Subsection 8(a), the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

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                  (A) Cash and Property: Such consideration shall:

                           (1.) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                           (2.) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                           (3.) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1.) and (2.) above, as determined in good faith by the Board of Directors.

                  (B) Options, Rights and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 8(a)(iii), relating to Options, Rights and Convertible Securities, shall be determined by dividing


                  - the total amount, if any, received or receivable by the Company as consideration for the issue of such Options, Rights or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options, Rights or the conversion or exchange of such Convertible Securities, by

                  - the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(b) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Exercise Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Exercise Price then in effect immediately

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before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(c) Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, a dividend or other distribution payable in Additional Shares of Common Stock, then and in each event the Exercise Price shall be decreased as of the time of such issuance, by multiplying the Exercise Price by a fraction:

                  - the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance, and

                  - the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

(d) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Registered Holders of the Warrants shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that they would have received had their Warrants been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period given application to all adjustments called for during such period, under this paragraph with respect to the rights of the Registered Holders of the Warrants.

(e) Adjustment for Merger or Reorganization, etc. in case of any consolidation or merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company to another corporation,

                  1. if the surviving entity shall consent in writing to the following provisions, then each Warrant shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon conversion of the Warrants would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions of this Section 8 with respect to the rights and interest thereafter of the Registered Holders of the Warrants, to the end that the provisions of this Section 8 (including provisions

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                           with respect to changes in and other adjustments of
                           the Exercise Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Warrants; or

         2. if the surviving corporation shall not so consent, the each registered Holder of the Warrants, may, after receipt of the notice specified in subsection (g), elect to convert the Warrants into shares of Common Stock as provided in Section 4 hereof.

(f) Adjustment for Reclassification, Exchange, or Substitution. If the Common Stock issuable upon the conversion of the Warrants shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets for above), then and in each such event the Registered Holders of each Warrant shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such Warrants might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

(g) Notice of Record Date. In the event:

                  1. that the Company declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Company;

                  2. that the Company subdivides or combines its outstanding shares of Common Stock;

                  3. of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Company into or with another corporation, or of the sale of all or substantially all of the assets of the Company; or

                  4. of the involuntary or voluntary dissolution, liquidation or winding-up of the Company;

then the Company shall cause to be filed at its principal office, and shall cause to be mailed to the Registered Holders of the Warrants at their last addresses as shown on the records of the

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Company, at least ten days prior to the record date specified in (A) below or twenty days before the date specified in (B) below, a notice stating

                  (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding-up.

(h) In addition to the foregoing, the Exercise Price of the Warrants shall be subject to an aggregate adjustment of $0.75 per share as follows:

                  (i) If the Company fails to achieve 85% of projected EBITDA for the three year period January 1, 1997 through December 31, 1999, as set forth in Schedule A hereto, the Exercise Price shall be reduced by $0.25 per share; provided, however that if the average per share price of the Common Stock for the thirty trading days ending on December 31, 1999 is $6.00 or higher, the exercise price of the Warrants shall not be adjusted under this Section h(i).

                  (ii) If the Company fails to achieve 85% of projected EBITDA for the one year period January 1, 2000 through December 31, 2000, as set forth in Schedule A hereto, the Exercise Price shall be reduced by an additional $0.25 per share; provided, however that if the average per share price of the Common Stock for the thirty trading days ending on December 31, 2000 is $7.00 or higher, the exercise price of the Warrants shall not be adjusted under this Section h(ii).

                  (iii) If the Company fails to achieve 85% of projected EBITDA for the one year period January 1, 2001 through December 31, 2001, as set forth in Schedule A hereto, the Exercise Price shall be reduced by an additional $0.25 per share; provided, however that if the average per share price of the Common Stock for the thirty trading days ending on December 31, 2001 is $8.00 or higher, the exercise price of the Warrants shall not be adjusted under this Section h(iii).

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SECTION 9. Other Dilutive Events. In case any event shall occur as to which the provisions of Sections 8 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such Section, then, in each such case, the Company shall make a good faith adjustment to the Exercise Price and to the number of shares of Common Stock into which the Warrants are exercisable in accordance with the intent of Section 8 hereof and, upon the written request of the Registered Holder(s), shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 8 hereof, necessary to preserve, without dilution, the purchase rights represented by the Warrants. Upon receipt of such opinion, the Company shall promptly mail a copy thereof to the Registered Holder(s) and shall make the adjustments described therein.

SECTION 10. Covenants The Company will not, by amendment to its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement. Without limiting the generality of the foregoing, the Company

                  (a) will not increase the par value of any shares of stock receivable upon the exercise of the Warrants above the amount payable therefor upon such exercise,

                  (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock upon the exercise of the Warrants from time to time outstanding, and

                  (c) without the prior written consent of the Registered Holder(s), will not issue any security providing for anti-dilution protection of such security.

SECTION 11. Legend. The Warrants and the shares of Common Stock issuable upon exercise of the Warrants have not been registered under the Act as of the date hereof. Subject to the provisions of Section 12 hereof, if on the date of exercise of the Warrants, the Common Stock underlying the Warrants shall not have been registered under the Securities Act, then upon such exercise, in part or in whole, of the Warrants, certificates representing the shares of Common Stock underlying the Warrants and any of the other securities issuable upon exercise of the Warrants shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR, UNLESS, IN THE OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, OR TRANSFER IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT AND SUCH LAWS.


SECTION 12. Registration Rights The Company and the Fund acknowledge and agree that the Warrants and the shares of Common Stock underlying the Warrants are subject to a Registration Rights Agreement between the Fund and the Company, dated as of the date hereof.

SECTION 13. Notices All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by certified or registered mail, postage prepaid, return receipt requested, or delivered to a nationally recognized next business day courier for delivery on the next business day, or by facsimile, with a copy sent as aforesaid and in any instance addressed as follows:

                  (i)      if to the Fund

                           AIG Latin America Equity Partners, Ltd.
                           c/o Latin America Investment Advisors, Inc.
                           80 Pine Street, 14th Floor
                           New York, NY  10005
                           Attn:  Alberto Marcel

                           with a copy to:

                           Curtis, Mallet-Prevost, Colt & Mosle
                           101 Park Avenue, 35th Floor
                           New York, NY  10178
                           Attn:  Lawrence Goodman, Esq.

                  (ii)     if to the Company

                           Brazil Fast Food Corp.
                           Praia do Flamenco
                           200-22:  Andar
                           CEP 22210-030
                           Rio de Janeiro, Brazil
                           Attention: Peter van Voorst Vader
                           with a copy to:

                           Cooperman Levitt Winikoff Lester & Newman, P.C. 800 third Avenue
                           New York, NY  10022
                           Attn:  Ira Roxland, Esq.

SECTION 14. Modification of Agreement This Agreement may not be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders representing not less than 51% of the Warrants and the Company; provided, further, that no change in the number or nature of the securities purchasable upon the exercise of any Warrant, or the Exercise Price therefor shall be made without the consent in writing of the Registered Holder of the affected Warrant, other than such changes as are specifically prescribed by this Agreement as originally executed.

SECTION 15. Binding Effect This Agreement shall be binding upon and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns and any transferee of any of the Warrants or the Common Stock issuable upon exercise thereof.

SECTION 16. Governing Law This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

SECTION 17. Counterparts This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                      BRAZIL FAST FOOD CORP.

                                      By:  /s/ P. Van Voorst Vader
                                         --------------------------------------
                                      Name:  P. Van Voorst Vader
                                      Title:  Chief Executive Officer



                                      AIG LATIN AMERICA EQUITY PARTNERS, LTD.

                                      By:  /s/ Alberto Marcel
                                         --------------------------------------
                                      Name:   Alberto Marcel
                                      Title:  Chief Executive Officer

                                                                       EXHIBIT A


                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, IS AVAILABLE.



NO.  _____                                           VOID AFTER August __, 2002


WARRANT CERTIFICATE TO PURCHASE _____ SHARES OF COMMON STOCK

                                       of

                             BRAZIL FAST FOOD CORP.


THIS CERTIFIES THAT, FOR VALUE RECEIVED

______________________________ or registered assigns (the "Registered Holder") are the owners of the number of Common Stock Purchase Warrants (the "Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassesable share of Common Stock, $.0001 par value per share, of Brazil Fast Food Corp., a Delaware corporation (the "Company"), at any time beginning on August__, 1997, and prior to the Expiration Date (as hereinafter defined) upon the presentation and surrender of this Warrant Certificate with the Election to Exercise Form on the reverse hereof duly executed, at the corporate office of the Company, accompanied by payment of $4.00, subject to adjustment (the "Exercise Price"), in lawful money of the United States of America in cash or by check made payable to the Company.

                  This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement

(the "Warrant Agreement"), dated as of August __, 1997, by and between the Company and the holder thereof.

                  In the event of certain contingencies provided for in the Warrant Agreement, the Exercise Price and the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

                  Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional interests will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Certificates of like tenor for the balance of such Warrant.

                  The term "Expiration Date" shall mean 5:00 p.m. (New York time) on August __, 2002. If such date shall in the state of New York be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 p.m. (New York time) the next following day which in the state of New York is not a holiday or a day on which banks are authorized to close.

                  This Warrant shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

                  This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Company, for a new Warrant Certificate or Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment of this Warrant Certificate, for registration of transfer a new Warrant Certificate representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

                  Except as provided in the Warrant Agreement, prior to the exercise of any Warrant represented hereby, the registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or receive any notice of any proceedings of the Company.

                  Prior to the due presentment for registration of transfer hereof, the Company may deem and treat the Registered Holder as the absolute owner hereof and each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary, except as provided in the Warrant Agreement.

                  This Warrant Certificate shall be governed by and construed in accordance with the laws of the state of new York, without giving effect to conflicts of law.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the date hereof.

Dated:  August 11, 1997


                                         BRAZIL FAST FOOD CORP.



                                         /s/ P. Van Voorst Vader
                                         --------------------------------------
                                         Name:  P. Van Voorst Vader
                                         Title:  Chief Executive Officer

                                    EXHIBIT B


TO:      Brazil Fast Food Corp.


                              ELECTION TO EXERCISE

                  The undersigned hereby exercises its right to subscribe for and purchase from Brazil Fast Food Corp. ____ fully paid, validly issued and nonassessable shares of Common Stock covered by the within Warrant and tenders payment herewith in the amount of $______ in accordance with the terms thereof, and requests that certificates for such shares be issued in the name of and delivered to:


                         ------------------------------

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Date:
     ----------------


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                                                By:
                                                   ----------------------------
                                                Name:
                                                Title:

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